EXHIBIT  10.7



PROMISSORY AGREEMENT ENTERED INTO BY MRS. MARIA DEL CARMEN VALENZUELA BREACH DE CABALLERO, ACTING AS Attorney-in-Fact OF THE COMPANIA MINERA NAVOJOA, S.A. de C.V. (limited liability company), hereinafter referred to by her name or as the CONCESSIONARY, represented by its, Mrs. MARIA DEL CARMEN VALENZUELA-BREACH DE CABALLERO, and CORPORACION AMERMIN, S.A. DE C.V. (limited liability company), represented by Mr. RAMIRO TREVIZO-LEDEZMA, acting as its Attorney-in-Fact, agreement which they subject to the following STATEMENTS AND CLAUSES.


                            STATEMENTS

A)  The CONCESSIONARY declares as follows:

FIRST: That they are the titleholder of the rights derived from several Mining Exploitation Titles listed below:


NAME OF LOT                       GUADALUPE DE LOS REYES
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD AND SILVER
ARE OF LOT                        8 HECTARES
TITLE NUMBER                      172225


NAME OF LOT                       EL ROSARIO
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, LEAD, COPPER, AND ZINC
ARE OF LOT                        14.0000 HECTARES
TITLE NUMBER                      166430


NAME OF LOT                       SWANWICK
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        70.1316 HECTARES
TITLE NUMBER                      166428

NAME OF LOT                       LAS TRES S.S.S.
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        19.1908 HECTARES
LOCATION OF LOT                   166429


NAME OF LOT                       LAS TRES B.B.B.
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        23.0010 HECTARES
TITLE NUMBER                      166427


NAME OF LOT                       EL CARMEN
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        59.0864 HECTARES
TILE NUMBER                       166426


NAME OF LOT                       SAN MIGUEL
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD AND SILVER
ARE OF LOT                        12.9458 HECTARES
TITLE NUMBER                      166401


NAME OF LOT                       SANTA CLARA
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        15 HECTARES
TITLE NUMBER                      166425


NAME OF LOT                       SANGRE DE CRISTO
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        41 HECTARES
TITLE NUMBER                      166424


NAME OF LOT                       EMPALME
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD AND SILVER
ARE OF LOT                        6 HECTARES
TILE NUMBER                       166423


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NAME OF LOT                       SAN LUIS
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD, SILVER, AND LEAD
ARE OF LOT                        4 HECTARES
TITLE NUMBER                      166422


NAME OF LOT                       SAN JUAN
LOCATION OF LOT                   GUAZAPARES MUNICIPALITY
                                  STATE OF CHIHUAHUA
SUBSTANCES COVERED                GOLD AND SILVER
ARE OF LOT                        3 HECTARES
TITLE NUMBER                      166402


SECOND: That on the above-mentioned titles weighs no obligation or lien, they are not subject to any type of exploration or exploitation agreement or of option or promise to enter into any of those mining contracts or of any another nature. She declares that on the rights derived from the titles there is no lawsuit or controversy with other individuals or with authorities that could hinder the free exercise of the rights that might be derived from the exploitation title and that all concessions are grouped in the so-called AGRUPAMIENTO SAN MIGUEL (SAN MIGUEL GROUP).

THIRD: That they have complied with the work and the investments described in the Exploitation Titles according to the effective date stated therein.

B)   The BUYER declares as follows:

1. That they are usually engaged in business activities in general and specifically in investing in the mining field in Mexico.

a) That they have the knowledge, contacts, financial and technical resources required to carry out the execution of the agreement herein.

b) Both parties jointly state that it is their own free will to enter into this agreement, committing themselves to its total compliance, subject to the following:

                             CLAUSES

FIRST:   COMPANIA MINERA NAVOJOA, S.A. de C.V. (limited liability company)
acting as CONCESSIONARY, represented by its Attorney-in-Fact, Mrs. MARIA DEL CARMEN VALENZUELA-BREACH DE CABALLERO, and CORPORACION AMERMIN, S.A. DE C.V., represented by its Attorney-in-Fact, Mr. RAMIRO TREVIZO-LEDEZMA, enter into a PROMISE TO SELL AGREEMENT regarding the rights derived from the mining concessions described in item A), number 1, in the Statements section herein.

SECOND: The PROMISE TO SELL AGREEMENT shall be effective without renewal for sixty (60) natural days beginning from the date of this agreement and shall expire on the tenth (10th) day of the month of July two thousand five (2005).

THIRD:   For the (sixty) 60-day period of the Promise to Sell Agreement herein, the PROMISSORY BUYER is bound to pay to the CONCESSIONARY the amount of US$10,000.00 (TEN THOUSAND DOLLARS AND 00/100 U.S. Cy.), amount which shall be paid no later than on the eighteenth (18th) day of the month of March two thousand five (2005). On the tenth (10th) day of the month of July two thousand five (2005), the PROMISSORY BUYER is bound to advise the CONCESSIONARY of their wish to legalize the juridical act by which the rights over the mining concessions are to be transferred and any other information related thereto; the final act should be held and the first payment referred to in the agreement, whose terms are stated below, shall be made no later that on the thirty-first (31st) day of the month of July two thousand five (2005).

In the event that said juridical act has not yet been legalized nor the amount for the first price value has been made by that date, the agreement herein shall be annulled, and both parties expressly agree that the agreement will be
considered as concluded and annulled by merely   crediting this fact, without
any responsibility for the parties and that this clause shall be considered a judged case.


FOURTH:  If at the mentioned date the amount stated in the preceding clause
has not yet   been paid to the CONCESSIONARY through its representative, the promissory agreement herein shall be annulled.

FIFTH: The final agreement that may be drawn in the event that the option to acquire rights over the mining lots subject of this promise is exercised, the following clauses shall be effective, unless it is legalized under different terms by mutual agreement and with the express consent of the CONCESSIONARY, only with regard to the form of the juridical act by means of which the rights over the mining concessions are transferred.

SIXTH: The terms under which the agreement is to be drawn shall be the following:

"SALES AGREEMENT WITH DOMAIN RESERVE ENTERED INTO BY MRS. MARIA DEL CARMEN VALENZUELA-BREACH DE CABALLERO, ACTING AS ATTORNEY-IN-FACT OF THE COMPANY MINERA NAVOJOA, S.A. DE C.V., HEREINAFTER REFERRED TO BY HER NAME OR AS CONCESSIONARY AND CORPORACION AMERMIN, S.A. DE C.V., HEREIN REPRESENTED BY ITS ATTORNEY-IN-FACT, MR. RAMIRO TREVIZO-LEDEZMA, HEREINAFTER REFERRED TO BY HIS NAME OR AS THE BUYER, ACT WHICH IS SUBJECT TO THE FOLLOWING STATEMENTS AND CLAUSES.


                            STATEMENTS

A) The CONCESSIONARY declares as follows:

FIRST: That they are the titleholder of the rights derived from the various Mining Exploitation Titles listed below:


NAME OF LOT                        GUADALUPE DE LOS REYES
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD AND SILVER
ARE OF LOT                         8 HECTARES
TILE NUMBER                        172225


NAME OF LOT                        EL ROSARIO
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, LEAD, COPPER, AND ZINC
ARE OF LOT                         14.0000 HECTARES
TITLE NUMBER                       166430


NAME OF LOT                        SWANWICK
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         70.1316 HECTARES
TITLE NUMBER                       166428


NAME OF LOT                        LAS TRES S.S.S.
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         19.1908 HECTARES
TITLE NUMBER                       166429


NAME OF LOT                        LAS TRES B.B.B.
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         23.0010 HECTARES
TITLE NUMBER                       166427

NAME OF LOT                        EL CARMEN
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         59.0864 HECTARES
TITLE NUMBER                       166426


NAME OF LOT                        SAN MIGUEL
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD AND SILVER
ARE OF LOT                         12.9458 HECTARES
TITLE NUMBER                       166401


NAME OF LOT                        SANTA CLARA
NUMBER OF LOT                      GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         15 HECTARES
TITLE NUMBER                       166425


NAME OF LOT                        SANGRE DE CRISTO
NUMBER OF LOT                      GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         41 HECTARES
TITLE NUMBER                       166424


NAME OF LOT                        EMPALME
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD AND SILVER
ARE OF LOT                         6 HECTARES
TITLE NUMBER                       166423


NAME OF LOT                        SAN LUIS
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD, SILVER, AND LEAD
ARE OF LOT                         4 HECTARES
TITLE NUMBER                       166422


NAME OF LOT                        SAN JUAN
LOCATION OF LOT                    GUAZAPARES MUNICIPALITY
                                   STATE OF CHIHUAHUA
SUBSTANCES COVERED                 GOLD AND SILVER
ARE OF LOT                         3 HECTARES
TITLE NUMBER                       166402

SECOND: That on the above-mentioned titles weighs no obligation or lien, they are not subject to any type of exploration or exploitation agreement or of option or promise to enter into any of those mining contracts or of any another nature. She declares that on the rights derived from the titles there is no lawsuit or controversy with other individuals or with authorities that could hinder the free exercise of the rights that might be derived from the exploitation title and that all concessions are grouped in the so-called AGRUPAMIENTO SAN MIGUEL.


THIRD: That they have complied with work and investments described in the Exploitation Titles according to the effective date stated therein.

B)  The BUYER declares as follows:

1. That they are usually engaged in business activities in general and specifically investing in the mining field in Mexico.

a) That they have the knowledge, contacts, financial and technical resources required to carry out the execution of the agreement herein.
FOURTH: Both parties jointly state that it is their own free will to enter into this agreement, committing themselves to its total compliance, subject to the following:


                             CLAUSES

FIRST: COMPANIA MINERA NAVOJOA, S.A. de C.V. (limited liability company) acting as CONCESSIONARY, represented by its Attorney-in-Fact, Mrs. MARIA DEL CARMEN VALENZUELA-BREACH DE CABALLERO, sells with DOMAIN RESERVE to CORPORACION AMERMIN, S.A. DE C.V., represented by its Attorney-in-Fact, RAMIRO TREVIZO-LEDEZMA, the rights derived from the mining concessions described in item A), number 1, in the Statements Chapter herein.

SECOND: The sales price is the amount of US$700,000.00 (SEVEN HUNDRED THOUSAND DOLLARS AND 00/100 U.S. CY.), sum that will be paid to the BUYER as follows:

A) The amount of US$300,000.00 (THREE HUNDRED THOUSAND DOLLARS AND 99/100 U.S. CY.) on the date of execution of the agreement herein.

B) The amount of US$100,000.00 (ONE HUNDRED DOLLARS AND 00/100 U.S. CY.) that is to be paid by the BUYER six (6) months after the date of execution of the agreement herein.

C) The amount of US$100,000.00 (ONE HUNDRED DOLLARS AND 00/100 U.S. CY.) that the BUYER is bound to pay twelve (12) months after the execution of the agreement herein.

D) The amount of US$100,000.00 (ONE HUNDRED DOLLARS AND 00/100 U.S. CY.) that the BUYER is bound to pay eighteen (18) months after the execution of the agreement herein.

E) The amount of US$100,000.00 (ONE HUNDRED DOLLARS AND 00/100 U.S. CY.) that the BUYER is bound to pay twenty-four (24) months after the execution of the agreement herein.

For compliance purposes regarding agreed payments, both CONTRACTING PARTIES point out as their address that located at 1301 (one three zero one) Jimenez Street on business days, which are considered to be from Monday to Friday, working hours from 9:00 a.m. to 5:00 p.m.

On the date total payment is received on the above-mentioned dates or before the agreed date if total payment is made in advance, the CONCESSIONARY is bound to cancel the DOMAIN RESERVE described herein due to payment compliance.

THIRD: Upon expiration of the terms of the present agreement and in the event that the BUYER has not incurred in any agreement annulment cause or if the BUYER has met payment terms according to the amounts described in the preceding clause, the CONCESSIONARY is bound to assign the rights over the mining concessions issue of this agreement in favor of the person or persons that the BUYER assigns. Total expenses generated on account of the transferal of the rights over the mining concessions through a juridical act instrumented for such purposes shall be fully paid by the BUYER or by whoever acquires these rights, holding the CONCESSIONARY free from any payment liability.
Total expenses of these values including Income Tax for which the CONCESSIONARY may be liable which should be paid by the BUYER on behalf of the CONCESSIONARY since payments made are free from any liability or lien for the CONCESSIONARY.


FOURTH: The CONCESSIONARY shall make available to the BUYER the mentioned mining lots so that they may start exploring and exploiting activities therein beginning from the date the agreement herein or de juridical act performed for the transfer of rights over the mining lots is ratified before Notary Public and after having made the first payment described under the terms of the Third Clause herein.


FIFTH: The BUYER may willingly WITHDRAW from exploration and exploiting activities on the mining lots at any time if they deem exploitation of said lots to be not feasible, in which case any work performed and any improvements that might have been carried out therein shall remain in benefit of the mining lots and of the CONCESSIONARY at no charge. Any payments received up to that date by the CONCESSIONARY shall remain in her power free from payment of any fiscal charges or other derived from said payments, and the BUYER shall give the CONCESSIONARY the technical and geological information obtained from any tests performed during the time the BUYER occupied the mining lots.

SIXTH: The BUYER is bound to pay for any sort of taxes to maintain in force the rights over the reference mining lots, as well as to comply at its own expense and on behalf the CONCESSIONARY the obligations imposed by the Mining Act and its Regulations for due compliance of said legal dispositions and of those derived from the exploration and exploitation of the mining lots issue of the agreement herein.


SEVENTH:  Termination of the agreement herein may be as follows:

a) Due to advance termination when the BUYER terminates the agreement herein giving prior notice to the CONCESSIONARY with at least thirty (30) natural days in advance. From the date said notice is received and verified, the obligation to make payment described in the Third Clause herein by the BUYER shall stop and the mining lots shall be returned to the CONCESSIONARY.

b) Upon conclusion of business, after the BUYER has met its obligations and has exercised its option to acquire the mining concessions and the obligation to enter into a juridical act to transfer the mining lots to its name or to in favor of the individual or company assigned for said purposes. The BUYER shall notify the CONCESSIONARY within a (thirty) 30-natural day term about the individual or individuals in whose favor the mining concessions are to be transferred and about the juridical act that should be legalized for transferring purposes, for which the BUYER shall be responsible. The sole obligation of the CONCESSIONARY shall be that of checking and accepting it in order to comply with this obligation and to proceed to the corresponding execution.

c) Due to failure to comply with obligations set forth in the agreement herein by either the BUYER or the CONCESSIONARY. Main failure to comply is, on one part, the fact that the CONCESSIONARY does not allow the BUYER to carry out exploration and exploitation work on the mining lots covered by the mining concessions and, on the other, the fact that the BUYER does not meet one or several of the payments for which they are liable, as well as obligations of both parties derived from the agreement herein.


EIGHTH: Failure to comply with any obligations described in the clauses of the agreement herein or restatement of annulment causes on the part of the BUYER shall consequently bind the BUYER to pay for any damage caused from the date of said failure to comply until the date the mining lots covered by the mining concessions are returned, regardless of the right of the CONCESSIONARY to annul the agreement or to terminate it and recover the mining lots. Payments made for the exploitation of the mining lots shall be deemed as having been met.

The above is regardless of the fact that advance expiration causes will be restated as contemplated in articles 1842 (one eight four two) of the Civil Code in force in the State of Chihuahua.


NINTH: For purposes of recording the existence of annulment and advance expiration causes of the term granted to the CONCESSIONARY to make payments and to comply with obligations contained in the agreement herein in addition to legal accessories, both parties expressly agree that the CONCESSIONARY shall request the services of a Notary Public or jurisdictional organs at discretion of the CONCESSIONARY.


TENTH: Both parties agree that after the CONCESSIONARY has recorded the existence of the annulment or advance expiration cause, they may choose to exercise the Summary or the Ordinary means to collect payment to their discretion and to be subject to the competent tribunals of the city of Chihuahua, regardless of any other tribunal to which they might be entitled due to their present or future addresses.

ELEVENTH: Both parties are formally bound to help each other during the life of the agreement herein or until business has concluded with regard to any procedure before authorities or individuals that require their intervention and to mutually back up each other in performing any sort of transaction in benefit of either of the two parties.


TWELFTH: Any kind of notice that must be given between the parties in conformity with the agreement herein shall be made legitimately, not allowing any doubts, in writing and at the address that the parties point out for that purpose. The parties will inform each other about any notice they receive from mining authorities no later that the day after receiving it.


THIRTEENTH: Expenses and taxes generated or originated in the future, if any, derived from the juridical act legalized for the transfer of mining funds will be at the expense of the BUYER or by the individual or company assigned by the BUYER, including taxes levied on any profit or income received by the CONCESSIONARY on account of the agreement herein, and said payment shall be made by the BUYER or the individual or company assigned by the latter for the CONCESSIONARY.


FOURTEENTH: In the event of conflict in construing and compliance of the agreement herein, both parties are expressly subject to the Competent Tribunals of the city of Chihuahua, State of Chihuahua, expressly forfeiting territorial or personal competence to which they might be entitled on account of their address. For all legal effects derived from the agreement herein, both parties state that their addresses for notification purposes and their representatives are as follows:

BUYER:

NAME:     PENDING AT THE DATE THE AGREEMENT HEREIN WAS DRAWN.

ADDRESS:  PENDING AT THE DATE THE AGREEMENT HEREIN WAS DRAWN.

CONCESSIONARY:

NAME:     MARIA DEL CARMEN VALENZUELA BREACH DE CABALLERO, Attorney-at-Law.

ADDRESS: 1301 Jimenez Street (one three zero one), Colonia Obrera, Zip code 31350 (three one three five zero).

DRAWN IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE TWELFTH DAY OF MAYO TWO THOUSAND FIVE. IN WITNESS WHEREOF.

                          CONCESSIONARY


                 /s/ Maria Del Carmen Valenzuela
              -------------------------------------
                           (signature)
              COMPANIA MINERA NAVOJOA, S.A. DE C.V.
                   MARIA DEL CARMEN VALENZUELA-
                       BREACH DE CABALLERO
                         ATTORNEY-IN-FACT


                         PROMISSORY BUYER

                    /s/ Ramiro Trevizo-Ledezma
             ----------------------------------------
                           (signature)
                CORPORACION AMERMIN, S.A. DE C.V.
                      RAMIRO TREVIZO-LEDEZMA
                         ATTORNEY-IN-FACT